REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated [________], 1999 (the "Agreement"), by and between DCAP Group, Inc., a Delaware corporation (the "Company"), and _______________, the holder of ______ units of the Company sold in connection with the Company's Private Placement (as defined below) (individually a "Holder" and collectively with the holders of other Units, the "Holders").

     WHEREAS, the Company has proposed to offer, pursuant to the Company's private placement offering (the "Private Placement"), a minimum of $1,000,000 and a maximum of $2,000,000 of units of the Company (the "Units"), each Unit consisting of (i) 45,453 shares of the Company's common stock ("Common Stock");
(ii) 15,151 Class A Common Stock purchase warrants (the "Class A Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $1.65; (iii)15,151 Class B Common Stock purchase warrants (the "Class B Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.06; and (iv) 15,151 Class C Common Stock purchase warrants (the "Class C Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.48. The Class A Warrants, the Class B Warrants and the Class C Warrants shall hereinafter collectively be referred to as the "Warrants;" and

     WHEREAS, pursuant to the terms of, and in order to induce the Holder to enter into, a certain subscription agreement dated the date hereof between the Company and the Holder (the "Subscription Agreement") to purchase the Units, the Company and the Holder have agreed to enter into this Agreement; and

     WHEREAS, Aegis Capital Corp. has acted as placement agent (the "Placement Agent") in connection with the offering of the Units (the "Offering"); and

     WHEREAS, the Placement Agent has agreed to use its best efforts to solicit and receive offers to purchase the Units but shall have no obligation to purchase any of the Units. The term of this Agreement shall commence on the date of the consummation of the Offering with respect to the Holder and shall terminate five years following the consummation of the final closing of the Offering.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Holder hereby agree as follows:

     1. Registration Rights. The Holders of the Common Stock, shares of Common Stock issuable upon exercise of the Warrants, and shares of Common Stock issuable pursuant to the anti-dilution provisions discussed in the Warrant Agreement (together with the shares of Common Stock issuable to the Placement Agent pursuant to the warrants issued to the Placement Agent in connection with the Offering, collectively, the "Registerable Securities"), will be entitled to exercise demand and piggyback registration rights as provided herein:

          a. Piggyback Registration Rights. If, at any time during the four (4) year period commencing upon the first anniversary of the final closing of the Offering, the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "1933 Act") (other than pursuant to Form S-4 or S-8 or other comparable form), the Company shall give written notice to all Holders of its intention to file such registration statement at least twenty (20) days prior to the filing thereof and of such Holders' rights with regard to the inclusion therein of the Registerable Securities. Upon the written request of a majority of the Holders delivered to the Company within ten (10) days after giving of such notice (which request shall specify the Registerable Securities intended to be disposed of by such Holders, the number of shares of Common Stock and other securities of the Company beneficially owned by the Holders and the intended method of disposition thereof), the Company shall include in such registration statement the Registerable Securities held by each such Holder requested to be included therein; provided, however, that, if, at any time after giving such written notice of the Company's intention to register any of the Holder's Registerable Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay the registration of such Registerable Securities or to withdraw any filed registration statement, the Company may give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registerable Securities issued or issuable in connection with such registration (but not from its obligation to pay registration expenses in connection therewith or to register the Registerable Securities in a subsequent registration); and in the case of a determination to delay a registration, shall thereupon be permitted to delay registering any Registerable Securities for the same period as the delay in respect of securities being registered for the Company's own account.

          b Demand Registration Rights. The Company agrees that, on one occasion, at any time during the two (2) year period commencing upon the first anniversary of the final closing of the Offering, upon the written request of the Holders of a majority of the Registerable Securities that the Company register under the 1933 Act any or all of the Registerable Securities (which notice shall specify the Registerable Securities intended to be disposed of by the Holders, the number of shares of Common Stock and other securities of the Company beneficially owned by the Holders, and the intended method of disposition thereof), the Company shall promptly, but no later than six weeks after receipt of such request, file a registration statement pursuant to the 1933 Act, so that such requested Registerable Securities may be publicly sold under the 1933 Act as promptly as practicable thereafter, and the Company will use its best efforts to cause such registration statement to become effective (including the taking of such steps as are reasonably necessary to obtain the removal of any stop order) within ninety (90) days after the filing thereof. Within ten (10) days after receiving any such request pursuant to this paragraph, the Company shall give notice to any other Holders, advising that the Company has received such request and, subject to the provisions of this paragraph (b), offering to include in the registration statement the Registerable Securities held by the other Holders, provided that they shall furnish the Company, within ten (10) days after the giving of such notice, with the information required to be included in the notice of the demanding Holders. Notwithstanding the foregoing, the Company shall not be obligated to file or use its best efforts to cause to become effective a registration statement under this paragraph (b) during any period (i) commencing with the date the Company files a registration statement relating to  the  sale  or  exchange  by it of  its  securities  in  either  an underwritten offering or in an offering involving a merger, acquisition, combination or reorganization, and (ii) ending on the ninetieth (90th) day following the consummation of any such underwritten offering or other such transaction, or if, in its judgment, such filing or registration may interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or involve initial or continuing disclosure obligations that might not be in the best interest of the Company's stockholders. Following the conclusion of such period or commencing upon such time as the filing or registration would not be so disruptive or detrimental, the Company's obligation to file or use its best efforts to cause to become effective a registration statement shall recommence.

     All costs and expenses of such registration statements including, but not limited to, legal, accounting, printing and mailing fees shall be borne by the Company which shall maintain such registration statement current under the 1933 Act for a period of at least 180 days from the effective date thereof, subject to the provisions of Section 5 hereof. The Company shall supply prospectuses, and such other documents as the Holders may reasonably request in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holders reasonably designate and furnish indemnification as hereinafter provided.

     2. Underwriter's discretion to limit Registration Rights; Availability of Other Public Sales. The underwriter of any offering pursuant to which the Holders may opt to exercise their registration rights, may, in its discretion, limit the number of Registerable Securities (to zero, if necessary) to be included in the registration statement covering the offering of securities if, in the underwriter's opinion, at the time such registration is required to be filed, or at the time the Company is required to exercise its best efforts to cause such registration statement to become effective, such a cutback is advisable and in the best interests of the Company because of the prevailing market conditions, or because the inclusion of such securities may have a substantial dilutive and harmful effect on the market value of the securities, or because the inclusion of the Registerable Securities is likely to affect adversely the success of the underwritten offering or the price that would be received.

     3. Mandatory Registration. In the event the Holders were precluded from selling all of their Registerable Securities in connection with a registration statement filed pursuant to Section 1 of this Agreement due to an underwriter cutback as provided in Section 2 hereof, the Company shall use its best efforts to effect the registration of all remaining Registerable Securities as soon as practicable, but not later than six (6) months after the effective date of such registration statement. This paragraph shall constitute a demand for registration pursuant to the provisions of Section 1(b) hereof.

     4. Option to Include Registerable Securities in Offering. Notwithstanding anything contained in Section 1 of this Agreement, the Company shall not be required to include any of the Holders' Registerable Securities in an underwritten offering of the Company's securities unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided such terms are usual and customary for selling stockholders) and the Holders agree to execute and/or deliver such documents in connection with such registration as the Company or the managing underwriter may reasonably request.

     5. Cooperation with Company; Suspension of Sales. The Holders will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registerable Securities. If, after a registration statement becomes effective, the Company advises the Holders of Registerable Securities that the Company considers it appropriate for the registration statement to be amended, the Holders of such Registerable Securities shall suspend any further sales of their Registerable Securities until the Company advises them that the registration statement has been amended.

     6. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to use its best efforts to effect the registration of any of the Registerable Securities under the 1933 Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

          a. prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement and shall use its best efforts to cause such registration statement to become effective and remain effective until all the Registerable Securities are sold or become capable of being publicly sold without registration under the 1933 Act;

          b. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

          c. furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

          d. use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process, or subject the Company to any material tax in any such jurisdiction where it is not then so subject;

          e. use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

          f. enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

          g. notify each Holder of Registerable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          h. furnish, at the request of any Holder on the date such Registerable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registerable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registerable Securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registerable Securities are delivered to the underwriters, if any, for sale pursuant to such registration from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such letters; and

          i. take such other actions as shall be reasonably requested by any Holder to facilitate the registration and sale of the Registerable Securities; provided, however, that the Company shall not be obligated to take any actions not specifically required elsewhere herein which in the aggregate would cost in excess of $5,000.

     7. Restrictions on Transfer of Registerable Securities. The Holder agrees that he will not sell or transfer any of the Registerable Securities for a period of twelve months from the Effective Date of any registration statement in which such Registerable Securities are included without the prior written consent of the Placement Agent.

     8. Expenses. All expenses incurred in any registration of the Holders' Registerable Securities under this Agreement shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Holders' Registerable Securities under federal and a state securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 5(d); provided, however, the Company shall not be liable for (a) any discounts or commissions to any broker, dealer or underwriter; (b) any stock transfer taxes incurred with respect to Registerable Securities sold in the Offering or (c) the fees and expenses of counsel for any Holder, provided that the Company will pay the costs and expenses of Company counsel when the Company's counsel is representing any or all selling security holders.

     9. Indemnification. In the event any Registerable Securities are included in a registration statement pursuant to this Agreement:

          a. Company Indemnity. Without limitation of any other indemnity provided to any Holder, either in connection with the Offering or otherwise, to the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the affiliates, officers, directors and partners of each Holder, any underwriter (as defined in the 1933 Act) for such Holder, and each person, if any, who controls such Holder or underwriter (within the meaning of the 1933 Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus (if used prior to the effective date of the registration statement) or final prospectus contained therein or any amendments or supplements thereto, (ii) the alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, or any state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of any such Holder or any other affiliate, officer, director, partner, underwriter or controlling person thereof.

          b. Holder Indemnity. Each Holder shall indemnify and hold harmless the Company, its affiliates, its counsel, officers, directors, shareholders and representatives, any underwriter (as defined in the 1933 Act) and each person, if any, who controls the Company or the underwriter (within the meaning of the 1933 Act) against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or any state securities law, and the Holder shall reimburse the Company, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; insofar as such losses, claims, damages or liabilities (or actions and respect thereof) arise out of or are based upon any statements or information provided by or on behalf of such Holder to the Company in connection with the offer or sale of Registerable Securities.

          c. Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8 deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action.

          d. Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to the Agreement shall be limited to an amount equal to the proceeds to such Holder of the Registerable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registerable Securities).

          e. Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registerable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

     11. Limitation on Other Registration Rights. Except as otherwise set forth in this

Agreement, the Company shall not, without the prior written consent of the Holders of Registerable Securities representing a majority thereof held by all the Holders, file any registration statement filed on behalf of any person (including the Company) other than a Holder to become effective during any period when the Company is not in compliance with this Agreement.

     12. Remedies.

          a. Time is of Essence. The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to sell their Registerable Securities as quickly as possible after such Holders have indicated to the Company that they desire their Registerable Securities to be registered. Any delay on the part of the Company not expressly permitted under this Agreement, whether material or not, shall be deemed a material breach of this Agreement.

          b. Remedies Upon Default or Delay. The Company acknowledges the breach of any part of this Agreement may cause irreparable harm to a Holder and that monetary damages alone may be inadequate. The Company therefore agrees that the Holder shall be entitled to injunctive relief (referring to paragraph 9 above) or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit a Holder's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

     13. Notices.

          a. All communications under this Agreement shall be in writing and shall be mailed by certified mail, postage prepaid, return receipt requested, or telecopied with confirmation of receipt or delivered by hand or by overnight delivery service:

                        If to the Company, at:

                        DCAP Group, Inc.
                        90 Merrick Avenue
                        East Meadow, NY 11554
                        Attention: Morton Certilman, Chairman

                        If to the Placement Agent at:

                        Aegis Capital Corp.
                        70 East Sunrise Highway, Suite 415
                        Valley Stream, New York  11581-1264
                        Attention: Robert J. Eide

                        If  to  any   Holder  of  any   Registerable
                        Securities, to the address of such Holder as it appears in the stock or warrant ledger of the Company.

          b. Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days after so mailed, when telecopied shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when hand delivered or on the day following deposit with the overnight delivery service.

     14. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and each of the Holders.

     15. Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holders of securities representing a majority of the Registerable Securities; provided, however, that no such amendment or waiver shall take away any registration right of any Holder of Registerable Securities or reduce the amount of reimbursable costs to any Holder of Registerable Securities in connection with any registration hereunder without the consent of such Holder; further provided, however, that without the consent of any other Holder of Registerable Securities, any Holder may from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Agreement if such action does not adversely affect the rights or interest of any other Holder of Registerable Securities. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     16. Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and same instrument.

     17. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, without giving effect to conflicts of law principles thereof or the actual domiciles of the parties.

     18. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     19. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     20. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous understandings with respect thereto.

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

                                         FOR INDIVIDUALS:

                                         -----------------------------
                                         (Print Name)

                                         -----------------------------
                                         (Print Name, if more than one
                                         subscriber)

Dated:               , 1999
        -------------
                                         (Signature)

                                         ------------------------------
                                         (Signature, if more than one
                                         subscriber)

                                         FOR CORPORATIONS:

                                         -----------------------------
                                         Name of Company

                                         -----------------------------
                                         Name and Title of Executive
                                         Officer executing Questionnaire

Dated:               , 1999
        -------------
                                         Signature of Officer

                                         FOR PARTNERSHIPS:

                                         -----------------------------
                                         Name of Partnership

                                         -----------------------------
                                         Name of General Partner executing
                                         Questionnaire

Dated:               , 1999
        -------------
                                         Signature of General Partner
                                         executing Questionnaire

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

                                         FOR TRUSTS:

                                         -----------------------------
                                         Name of Trust

                                         -----------------------------
                                         Name of Authorized Trustee
                                         Executing Questionnaire

Dated:               , 1999              ___________________________
        -------------
                                         Signature of Authorized
                                         Trustee

                                         FOR QUALIFIED PENSION PLANS:
                                         ---------------------------

                                         -----------------------------
                                         Name of Qualified Pension Plan

                                                           and

                                         -----------------------------
                                         Name of Plan Fiduciary
                                         executing Questionnaire

Dated:               , 1999              ____________________________
        -------------                    Signature of Plan Fiduciary
                                         executing Questionnaire

                                                           or

                                         ----------------------------
                                         Name of Plan Beneficiary
                                         executing Questionnaire

                                                           and

Dated:                , 1999             ____________________________
        --------------                   Signature of Plan Beneficiary
                                         executing Questionnaire

ACCEPTED AND AGREED
this ______ day of _________, 1999

DCAP Group, Inc.

By:____________________________
Name:
Title: